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                                                                 EXHIBIT 10.27


                              FIRST AMENDMENT AND
                              -------------------
                                 RESTATED LEASE
                                 --------------

         THIS INDENTURE, made by and between LAND AND BUILDING GROUP, a Connecticut General Partnership having an address c/o Mr. Thomas Dunn, 10 Partridge Lane, Milford, Connecticut 06460 (hereinafter called "Landlord"), and RATTLESNAKE OF MILFORD, INC., a Connecticut Corporation having an address at 3 Stamford Landing, Stamford, Connecticut 06902 (hereinafter called "Tenant").

                          W I T N E S S E T H  T H A T:

         WHEREAS, the Landlord is the owner of certain land with the building thereon containing approximately 9,200 square feet of net rentable area located at 1360 Boston Post Road, Milford, Connecticut, including all parking areas appurtenant to the building (sometimes referred to hereafter as the "Premises" or the "Demised Premises").

         WHEREAS, pursuant to an Agreement to Lease (the "Original Lease") dated July 7, 1988, Landlord leased the Premises to CFT Restaurant corp ("CFT").

         WHEREAS, pursuant to an Assets Sale/Purchase Agreement, between CFT and Tenant (the "ASPA"), CFT agreed, inter alia, to assign all of its rights, titles and interest in, to and under the Original Lease to Tenant and, pursuant to an Assignment of Lease of even date herewith, CFT assigned all of its rights, titles and interest in, to and under the Lease to Tenant.

         NOW, THEREFORE, in consideration of the respective provisions and agreements hereinafter contained, and for Ten Dollars ($10.00) and other good and valuable consideration, the mutual receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend and restate the Original Lease in its entirety upon, and subject to, the terms, covenants and conditions herein contained.

         1. DEMISE/TERM. Landlord hereby leases to Tenant, and Tenant hires from Landlord, the Premises for the term herein stated upon and subject to, the terms, covenants and conditions set forth herein. The term of the Lease shall commence on the date hereof and shall expire on the last day of the month during



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which the date that is ten (10) years following the Full Rent Commencement Date
(as such term is hereinafter defined) shall occur. When the full Rent Commencement Date has been determined, the parties shall enter into a supplementary agreement confirming same and the expiration date hereof.

         2.  RENT
             ----

         (a) Commencing on the Full Rent Commencement Date and continuing for the balance of the term, Tenant shall pay to the Landlord as Base Rent on the 1st day of each and every month, in advance, without setoff or deduction of any kind, the sum of TEN THOUSAND AND NO/100 ($10,000.00) DOLLARS per month. Said payments shall be subject to additional rent and adjustments as hereinafter provided in this Lease. If the Full Rent Commencement Date shall occur on a date that is other than the 1st day of a month, then the Base Rent shall be proportionately adjusted. For purposes of this Lease, the "Full Rent Commencement Date" shall mean the date that is forty five (45) days after all the following have occurred: (i) Landlord shall have delivered, and Tenant shall have accepted, possession of the Premises in the condition required under the Lease, (ii) Tenant shall have obtained all permits and other approvals (including, without limitation, approvals from any mortgagee that may be required) for the commencement of construction of its work to prepare the Premises for its occupancy, (iii) Landlord shall have delivered to Tenant a non-disturbance agreement from the holder of any mortgage affecting the Premises substantially in the form annexed hereto as Exhibit A, and (iv) all contingencies set forth in Section 8.8 of the ASPA shall have been satisfied and the closing under the ASPA shall have occurred.

         (b) Tenant shall pay Landlord each lease year as additional rental, any ad valorem real property taxes, sewer use taxes, assessments and governmental charges of any sort whatsoever imposed on the Demised Premises during the term of this Lease (collectively "Real Estate Taxes") provided, however, that Real Estate Taxes shall not include any transfer or documentary stamp

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tax, any tax upon the income or profits of Landlord, or any capital levy, franchise, inheritance or estate taxes. Landlord represents that the Premises are separately assessed for Real Estate Taxes. Tenant shall pay Landlord, together with the Base Rent, an amount equal to $______ representing 1/12th of the estimated Real Estate Taxes for each lease year, which obligation shall commence on the date Tenant accepts possession of the Premises, and Landlord shall pay, prior to the due date, all Real Estate Taxes imposed against the Premises during the term and deliver proof thereof, and copies of all tax bills to Tenant. (A copy of the applicable tax bills or bills provided to the Tenant shall be sufficient evidence of the amount of the Real Estate so imposed). If Tenant's estimated tax payments shall exceed the actual amount thereof, Landlord shall promptly refund the difference, and if the actual amount of Real Estate Taxes shall exceed the estimated payments, Tenant shall, within twenty (20) days after Landlord's demand, pay any such shortfall. Landlord shall have the right to make such demand, and to adjust the amount of the estimated Real Estate Tax payment Tenant is required to pay, in the event Landlord is notified of an increase in the amount of Real Estate Taxes. Tenant shall have the right to contest the Real Estate Taxes, and Landlord shall cooperate with Tenant in connection therewith.

         (c) Tenant shall pay directly (i) to the taxing authorities any personal property taxes imposed against the Premises during the term, and (ii) for any maintenance costs, sewage use or service fee or tax or a sewer assessment, utilities, including electricity, water, gas, and heating oil, landscaping services and maintenance, snow removal, rubbish removal and hot water.

         (d) In the event any monies due from the Tenant are not paid within ten
(10) days after the due date, interest at the rate of fifteen (15%) percent per annum upon the unpaid balance of such monies due until date of payment, together with costs and reasonable attorney's fees for collection, if any, shall be paid.

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         (e) All payments to the Landlord shall be made by checks or drafts on good funds payable to the order of Landlord, or Landlord's designated payee, and shall be mailed and delivered to such payee, at Land & Building Group, c/o Thomas Dunn, 10 Partridge Lane, Milford, Connecticut 06460, or such other address as the Landlord hereunder may direct by written notice delivered to Tenant, pursuant to the notice provision of this lease.

         2.  USE.
             ---

         The Tenant covenants and agrees that the Demised Premises and all parts thereof shall be used only for the following: a restaurant for the retail sale of liquor and food and uses appurtenant thereto. The Landlord shall not be liable in any event whatsoever for any nuisance or claimed nuisance arising out of or connected with the Tenant's occupancy of the Demised Premises, or for any damage to any property (including property of the Tenant) or for any injury, including death as the result thereof, to any person or persons arising out of or connected with the Demised Premises or the occupancy thereof by the Tenant or that may happen on or about the Demised Premises, or the property, or for any injury or damages to the Demised Premises or to any property of the Tenant or of any person or persons contained thereon, whether occurring by reason of any existing or future condition, defect, matter or thing on or about the Demised Premises or the property, except if due to the acts, omissions or negligence of Landlord, its agents or representatives. Landlord represents that, to its knowledge, the use of the Premises as a restaurant for the sale of food and liquor is permitted by all laws, rules and regulations affecting the Premises, that there is sufficient parking to comply with zoning law, and that the Premises is in compliance with, and there are no violations of, any building code or similar rule, regulation or order affecting the Premises.

         3.   INSURANCE
              ---------

         (a) Tenant shall purchase and keep in full force and effect, during the entire lease term hereof, at his sole cost and


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expense, public liability and property damage insurance in which the Landlord and the Tenant shall be named as insured in companies reasonably acceptable to the Landlord to protect both the Landlord and the Tenant against any liabilities from damages or injuries to persons or property incident to the use of or resulting from any accident in or about said Demised Premises from any cause whatsoever in the amount of at least Three Million Dollars ($3,000,000.00) from injury or death to any one person and Five Million Dollars ($5,000,000.00) for injury arising out of any one incident, accident or occurrence and replacement cost with respect to damage to the improvements upon the real property. Such policy or policies shall be in such form and with such insurance companies as shall be reasonable satisfactory to the Landlord with provisions for at least ten (10) days notice to Landlord for cancellation. Certificates of all insurance policies required by any of the terms of this lease shall be promptly furnished to the Landlord and the Tenant shall submit to Landlord annually, on the anniversary date of this lease, copies of all paid premiums for any such insurance policies. The Tenant is to obtain a written obligation on the part of the insurance carriers to notify the Landlord in writing prior to any cancellation of insurance, and the Tenant agrees that if the Tenant does not keep such insurance in full force and effect the Landlord may take out the necessary insurance and pay the premium and the repayment thereof to the Landlord shall be deemed to be part of the rental and payable as such on the next day upon which the rent becomes due. Tenant agrees that he shall keep all his furniture, fixtures, and equipment in the Demised Premises, whether owned by Landlord or by Tenant, insured to the extent of full insurance value thereof, against loss or damage by fire with the usual extended coverage endorsements. It is understood and agreed that the Tenant assumes all risk of damage to his own property and that of his agents, arising from any cause whatsoever, including, without limitation, loss by theft or otherwise. In that event that during the term hereof and as the


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result of any act or neglect of Tenant, his invitee, agents, employees, or representatives, of the nature of the business conducted in or at the building shall be increased over the rate then existing as of the date hereof, the Tenant, on demand, shall pay to the Landlord as additional rent a sum equal to any increase in the cost of such insurance caused by such increase in said insurance rate. Nothing herein contained shall diminish any other rights granted to Landlord under any other provision of this lease if such act or neglect hereinbefore stated constitutes a breach of any term of this lease. Except for claims arising out of acts caused by the negligence of the Landlord, agents or its representatives, Tenant agrees to indemnify, and save harmless the Landlord and its officers, directors, agents and employees from and against all liability (statutory or otherwise), claims, suits, demands, judgements, costs, interest and expenses, including counsel fees and disbursements incurred in the defense thereof to which the Landlord or any such officer, director, agent or employee may be subject or suffer whether by reason of, or by reason of any claim for, injury to or death of, any person or persons or damage to property (including any loss of use thereof) or otherwise arising from or connection with the use of the Demised Premises, or from any work or thing whatsoever done in any part of the Demised Premises, or from any work or thing whatsoever done in any part of the Demised Premises during the term of this lease or during the period of time, if any, prior to the commencement of such term that the Tenant may have been given access to such part for the purpose of doing work otherwise, or arising from any condition of the Demised Premises due to or resulting from any default by the Tenant, in the keeping, observance or performance of any covenant, agreement, term, provision or condition contain ed in this Lease or from any act or negligence of the Tenant or any of his officers, directors, agents, contractors, servants, employees, licensees or invitees, whether the Landlord may be legally liable therefor or not. Tenant shall have the right to maintain all insurance

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required of it under blanket or umbrella policies. Tenant shall name Landlord and its mortgagee as additional insureds under its insurance policies.

         (b) Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action against each other, their agents, officers, directors, partners and employees, for any loss or damage that may occur to the Premises or personal property, including building contents, within the Premises by reason of fire or the elements of nature or other events normally covered by extended all risk property damage insurance coverage, regardless of cause or origin including negligence of Landlord or Tenant and their agents, officers, directors, partners and employees. Landlord and Tenant shall immediately give written notice of the terms of the mutual waivers contained in this paragraph to each of their respective insurance companies which have issued policies of insurance covering all risk property damage, and shall have the insurance policies properly endorsed to reflect the insurance company's acknowledgment of such waiver and the absence of any subrogation rights. Each party shall provide to the other, annually within ten (10) days after request therefor, evidence that its all risk property damage insurance policies have been so endorsed.

         (c) Tenant shall during the term maintain in full force and effect all risks, property damage insurance and a standard extended coverage endorsement issued by an insurance carrier licensed to business in Connecticut reasonably acceptable to Landlord covering the improvements on the Premises to the extent of its full replacement value exclusive of foundation and excavation costs. Tenant shall name Landlord and its mortgagee as additional insureds on such policy, shall deliver an insurance certificate to Landlord, and such policy shall provide that it cannot be cancelled without ten (10) days prior notice to Landlord.
         4.       LANDLORD'S RIGHT OF ENTRY
                  -------------------------


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         Landlord, its agents and representatives, at all reasonable times upon prior reasonable notice may enter said Premises by a master key, or otherwise, for the purpose of (1) inspection thereof, (2) after default by Tenant making such repairs or replacements to said Premises as the Landlord may deem reasonably necessary and appropriate for the maintenance of its equity interest therein, although nothing herein contained shall be deemed to require the Landlord to make any such repairs or replacements except as otherwise incumbent upon him to do under provisions of this lease, (3) exhibiting the said Premises to prospective tenants during the last six (6) months of the term, or exhibiting then to prospective purchasers or other persons at any time throughout said term, and (4) during the last six (6) month period, provided Tenant shall have vacated the said Premises, to decorate, remodel, alter and otherwise prepare the said Premises for occupancy, and any such entry by or on behalf of Landlord shall not be or constitute an eviction or deprivation of any right of Tenant, and shall not alter the obligations of Tenant hereunder or create any right in Tenant adverse to the interest of Landlord. Landlord shall perform any work to the Premises at such times and in such a manner as shall cause the least practicable interference with Tenant's business.

         5.       ALTERATIONS
                  -----------

         Tenant shall not make any improvements, additions or alterations to, nor do any work to the Demised Premises that are structural in nature without obtaining Landlord's consent (which will not be unreasonably withheld or delayed) and, to the extent required under any mortgage, Landlord's mortgagee's prior written consent. Any improvements, additions or alterations shall be made at Tenants' sole cost and expense. Any improvements, additions and alterations shall be made pursuant to the following terms and conditions:

         (a) Plans and specification of such alteration shall be submitted to the Landlord at least twenty-one (21) days prior to the intended commencement of such alteration, and the Tenant

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shall not proceed with alteration within a period of twenty-one (21) days after delivery of such plans and specifications unless it has, within said period, obtained a written approval from Landlord to the extent the same is required. To proceed with such alteration, the Landlord must grant such written approval or, if such twenty one (21) day period shall expire without objection by Landlord, Landlord shall be deemed to have approved such work.

         (b) Prior to commencement of such alterations, Tenant shall furnish to Landlord certificates evidencing the issuance of workmen's compensation insurance and general contractors' liability insurance, the latter in amounts equal to that required to be maintained by Tenant as elsewhere described in this lease throughout the rest of the term as to liability insurance, insuring both Landlord and Tenant as to any injuries which may occur in the course of said work, either to workmen to the general public, both as to personal injury and property damage, and such insurance shall, when delivered in the form of certificates to the Landlord, bear evidence of payment of premiums therefor.

         (c) Tenant shall provide a Certificate of Occupancy to the Landlord upon completion of any such work to the premises.

         6.       MECHANIC'S LIEN
                  ---------------

         The Tenant shall not suffer or permit any mechanics' or artisans' or other liens to be filed or placed or exist against the fee of the Demised Premises nor against the Tenant's leasehold interest in said Demised Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to the Tenant or anyone holding the Demised Premises or any part there of or under the Tenant, and nothing in this lease contained shall be deemed or construed in any way as constituting the consent or request of the Landlord, expressed or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishings of any materials for any specific improvements,

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alterations or repair of or to the Demised Premises or any part thereof, nor as giving the Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanics' or other liens against the fee of the Demised Premises. If any such mechanics' or other lien shall at any time be filed against the Demised Premises in connection with work performed at the request of the Tenant, the Tenant shall cause the same to be discharged of record within thirty (30) days after the date of filing the same at Tenant's expense, or, in addition to any other right or remedy of the Landlord, the Landlord may, but shall not be obligated, upon prior notice to Tenant, to discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding and in any such event the Landlord shall be entitled, if the Landlord so elects, to compel the prosecution of an action for the foreclosure of such mechanic's lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor with interest, costs and allowance, all at Tenant's expense.

         7.       OPTION TO EXTEND
                  ----------------

         (a) The term of this lease may be extended at the option of the Tenant for two (2) successive periods of five (5) years each by providing written notice to the Landlord sixty (60) days prior to the expiration of the then existing term.

         (b) Each extended term shall be upon the same terms, covenants, and conditions, with the Base Rent to increase to Twelve Thousand ($12,000.00) Dollars per month. Payment of all additional rent and other charges required to be made by the Tenant as provided in this lease for the initial term shall continue to be made during each of such extended terms. The Tenant shall not be permitted to extend this lease beyond the two extended terms. Any termination of this lease during the initial term or during any extended term shall terminate all rights of extension hereunder.

         8.       BROKERAGE FEES
                  --------------



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         Landlord and Tenant each represent and warrant to the other that the only brokers/agents due any commission is Friedland Realty, Inc. and Century 21 Milford, that any commission due Friedland Realty, Inc. or Century 21 Milford shall be paid by Tenant.

         9.       REPAIRS AND MAINTENANCE OF THE PROPERTY
                  ---------------------------------------

         Tenant shall take good care of the non-structural elements of the Demised Premises and the fixtures, plumbing, heating, air conditioning and electric systems, and appurtenances located within the Demised Premises or its ceiling, and at its sole cost and expense maintain and repair the same as and when needed to preserve them in working order and condition. All damage or injury to the Demised Premises and to its fixtures, appurtenances and equipment caused by the Tenant, or resulting from fire, explosion, short circuits, flow or leakage of water, steam or by frost or by bursting or leaking of pipes or plumbing works, to the extent the foregoing are caused by the Tenant in moving in or out of the building or installing or removing any of the Tenant's property or fixtures, of from any other cause of any other kind or nature whatsoever due to the carelessness, omission, neglect, improper conduct of or other cause of Tenant, his servants, employees, agents or licensees shall be repaired and restored promptly by Tenant at his sole cost and expense to the satisfaction of Landlord. If the Tenant fails to make such repairs and restorations and such failure continues beyond the expiration of the applicable cure period and the giving of notice required hereunder, same may be made by Landlord at Tenant's expense. The Tenant further agrees to keep said Demised Premises in a clean and sanitary condition and free from trash, and other objectionable matter. Tenant shall be responsible for and shall retain janitorial services for the proper maintenance of the Premises. Tenant shall not permit, allow or cause any noxious, disturbing, or offensive odors, fumes, gases or any smoke, dust, steam, or vapors, or any loud or disturbing noise to originate in or be emitted from said Demised Premises. Tenant shall keep the

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Premises free and clear of rodents, bugs and vermin. Tenant agrees that he will store all trash, rubbish, and garbage within a sealed container upon the Demised Premises, or in a common area in such manner as to assure that neither odors or unsightly conditions will result in the manner in which same is stored and agrees that he will enter into a contract with a independent third party to cause all trash, rubbish and garbage to be removed from the Demised Premises on a reasonably regular basis throughout the term of the lease. Tenant further agrees to permit no waste upon the Demised Premises and upon termination of this lease surrender possession of the same in as good condition as at the commencement of the lease, reasonable wear and tear, casualty and condemnation excepted. It is expressly understood that the Landlord is only responsible for maintenance, repairs and replacements to the roof (excepting any gutters or leaders), the utility lines to the point of entry to the building, the foundation, bearing walls and other structural elements of the Premises (herein collectively referred to as "structural" or "structural parts") unless the conditions necessitating the repairs to such structural parts shall have been caused by the Tenant, its agents or servants. Landlord shall perform such obligations it is required to perform under this Section 9. If Landlord shall fail to perform such obligations, Tenant may, after ten (10) days' written notice to Landlord, perform such obligations on Landlord's behalf at Tenant's reasonable expense. If Landlord shall not reimburse Tenant for its expenditures within ten (10) days after Tenant's written demand therefor, Tenant shall have the right to offset the rent payable hereunder to the extent of its expenditures.

         10.      COMPLIANCE WITH LAWS AND REGULATIONS
                  ------------------------------------

         The Tenant shall during the term of this lease, use and occupy said Premises for the purpose stated in Section 2, above, and Tenant shall not use of permit the same to be used for any other purpose or purposes without the prior written consent of Landlord. Tenant, at all times, shall fully and promptly comply

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with all laws, ordinances, orders and regulations of any lawful authority having jurisdiction of said Premises, including, but not limited to, such as shall relate to the cleanliness, safety, occupation and use of said Premises and the nature, character and manner of operation of the business conducted in or at such Premises and with the rules and regulations of the New Haven Board of Fire Underwriters and the fire insurance company insuring the Premises. Tenant shall, at his sole expense, comply with all present and future laws, orders and regulations of the federal, state, county and municipal authorities, and with any direction of any public officer or officers, pursuant to law, which shall impose any violation, order or duty with respect to Demised Premises or the use or occupation and any alterations or improvements made on the Premises by the Tenant thereof except that Landlord shall comply with all laws or requirements which require structural (as defined in Section 9) repairs, replacements or alterations to the Premises. Tenant shall not do or permit to be done any act or thing upon said Demised Premises which will invalidate or be in conflict with fire insurance policies covering the building of which Demised Premises form a part, and fixtures and property therein, and shall not do or permit to be done, any act or thing upon said Demised Premises which shall or might subject
Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon said Demised Premises or for any other reason. Except as agreed herein, Tenant at his sole expense shall comply with all rules, orders, regulations or requirements of the Board of Fire Underwriters, or any other similar body, and shall not do, or permit anything to be done, in or upon said Demised Premises, or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization, or other authority having jurisdiction.

         11.      LANDLORD'S LIABILITY
                  --------------------


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         Unless caused by Landlord's acts, omissions or negligence, or that of its agents, Landlord or its agents shall not be liable for any damage to any property of the Tenant, in the Demised Premises. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, electricity, water, rain, snow or leaks from any part of said building or from the pipes, appliances or plumbing works or from the roof, street or sub-surface of from any other place or by dampness or by any other cause of whatsoever nature, nor shall Landlord be liable for any such damage caused by other tenants or persons in said building, of which the Demised Premises are part, or caused by operations in construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect or any existing or future condition in the Demised Premises; nor shall the Landlord be liable by reason if inconvenience, annoyance or injury to business arising alterations or improvements in or to any portion of the Building. The foregoing shall not apply, however, to any breach of Landlord's representations herein contained. Tenant shall reimburse and compensate Landlord as additional rent within twenty (20) days after rendition of a statement for all expenditures made by or damages or fines sustained or incurred by Landlord due to Non-performance or non-compliance with or breach or failure to observe any term, covenant or condition of this lease upon Tenant's part to be kept, observed, performed or complied with. Tenant shall give immediate notice to Landlord in case of fire or accident in the Demised Premises or defect therein.

         12.      INDEMNIFICATION
                  ---------------

         If Tenant shall be in default which continues after written notice to Tenant and the expiration of the applicable cure period provided for hereunder in the observance of any term or covenant on Tenant's pert to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, Landlord may after written notice to the Tenant perform the same

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for the account of Tenant, including the prosecution or defense of any action or proceeding, all at Tenant's reasonable expense. In the event that the Tenant is in arrears in payment of any sums due under this lease, the Tenant waives the Tenant's right, if any to designate the items against which any payments made by the Tenant are to be credited, and the Landlord may apply any payments made by the Tenant to any items the Landlord sees fit, irrespective of and not withstanding any designation or request by the Tenant as to the items against which any such payment shall be credited. The Landlord reserves the right, without liability to the Tenant and without constituting any claim or constructive eviction, to suspend furnishing or rendering to the Tenant any property, material, labor, utility or other service, wherever the Landlord is obligated to furnish or render the same at the expense of the Tenant, in the event that the Tenant is in arrears in paying the Landlord therefor at the expiration of twenty (20) days after the rendering of any such bill or statement and any grace period provided for hereunder.

         13.      ACCEPTANCE OF PREMISES
                  ----------------------

         Landlord or Landlord's agents have made no representations or promises with respect to the said building or Demised Premises except as herein expressly set forth or to induce the Tenant to rent the said Demised Premises are in good condition at the time that the tenant takes possession of the Demised Premises. The Tenant herewith agrees that he has examined the Demised Premises and is fully satisfied with the physical condition thereof and will make all alterations and repairs necessary for the use of the Demised Premises except as herein specifically set forth, Except as provided above, the taking possession of the Demised Premises by Tenant should be conclusive evidence as against Tenant that he accepts same "as is" and that said Demised Premises were in good and satisfactory condition at the time such possession was so taken. Landlord represents, however, that, as of the date Tenant accepts possession of the Premises (i) to its knowledge, there will be no "Hazardous Materials" (defined below)

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upon the Premises, (ii) the roof will be free from leaks and the HVAC system (4 units) is in working order, (iii) the Premises will be in compliance with law (including the Americans with Disabilities Act and all fire codes), and (iv) there will be adequate utilities available for Tenant's use. Subject to the foregoing and the other representations of Landlord herein contained, Tenant has inspected the Demised Premises and the equipment and will accept the same in "as is" condition.

         14.      CONDITION ON TERMINATION
                  ------------------------

         Prior to the expiration of the term of this lease, Tenant shall quit and surrender to Landlord the Demised Premises, in good order and condition, ordinary wear and casualty, condemnation and Landlord's obligations excepted and except as provided herein, Tenant shall remove all of his personal moveable, but (at Tenant's option) not built-in property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of term of this lease. Except as specifically provided herein, if Tenant fails to remove all of his personable moveable, but not built-in fixtures, appliances and effects from the Demised Premises, either upon the termination of his possession of the Demised Premises or upon the termination of this lease, the Landlord, at its option, may remove the same in any manner that the Landlord may choose and may elect to store or otherwise dispose of the said effects without liability to the Tenant for the loss thereof, at Tenant's expense; or, the Landlord, at its option, without notice, may sell such effects, or any of the same, at private sale and without legal process, for such prices as Landlord may obtain, and apply the proceeds of such sale against any amounts due under this lease from the Tenant to the landlord and against the expense incident to the removal and sale of such effects, retaining the surplus, if any, as compensation for his incidental damages.

         15.      HOLDING OVER
                  ------------

         In the event that the Tenant shall remain in possession of the Demised Premises after the expiration of either the original term of this lease or of any extended term without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of its term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, of the Landlord may elect, at its option, to construe such holding over a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and the monthly payment for rent of the Demised Premises shall be one and a half (1-1/2) times the rate as that in effect during the last month of the preceding term.

         16.      PEACEFUL POSSESSION
                  -------------------

         Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, tenant may peaceably and quietly enjoy the Demised Premises hereby demised subject, nevertheless, to the terms and conditions of this lease.

         17.      LANDLORD'S COVENANT
                  -------------------

         The Landlord covenants and warrants that it has full right and authority to execute and perform this lease and to grant the estate demised herein and covenants that the Tenant on performing its obligations hereunder shall peaceably and quietly hold and enjoy the Premises through the term.

         18.      EMINENT DOMAIN
                  --------------

         The parties hereto agree that should the Demised Premises, or any substantial part hereof, or any substantial part of the common elements of the entire Premises be taken or condemned by competent authority for public or quasi-public use, then and in that event this lease shall cease and come to an end as of the time of such actual taking, and the rent shall be paid up to such time of actual taking and then and thenceforth all obligations of the parties hereunder, the one to the other, shall cease. It is expressly agreed that the Tenant shall not be entitled to any part of any award by way of condemnation, appeal therefrom or settlement which may be obtained by the Landlord as a result of such taking, or in the event of partial taking, nor shall the Tenant have any right to appear as a party in any condemnation proceeding or appeal therefrom nor from any partial taking.

         In the event that a part of the Demised Premises, being less than a substantial part, shall be taken or condemned by competent authority for public or quasi-public use, there shall be an abatement of rent to be agreed upon between the parties and this lease shall be deemed to cease and terminate to such portion to be taken (notwithstanding the lack of such agreement upon abatement of rent), and it is expressly agreed that the tenant shall not be entitled to any part of the award by way of condemnation, appeal therefrom or settlement which may be obtained by the Landlord as the result of such taking, nor shall the Tenant have any right to appear as a party in any condemnation proceeding or appeal therefrom. In the event the parties are not able to agree upon the amount of abatement in such event, then the parties shall submit the question of such abatement to arbitration pursuant to the Rules of the American Arbitration Association. Nothing heretofore contained shall prohibit the Tenant from seeking such relief from said taking authority as is provided tenants by reason of the statutes empowering such condemnation; provided, however, that such award to Tenant, whether by way of administrative relief or otherwise, shall be not recoverable if, as the result thereof, the amount which the Landlord will otherwise be entitled to recover shall be diminished thereby.

         19.      ASSIGNMENT AND SUBLETTING
                  -------------------------

         Except as otherwise expressly permitted hereunder, Tenant shall not assign or in any manner transfer this lease or any estate, interest or benefit therein, or sublet said Premises or any part or parts thereof or permit the use of the same or any part thereof by anyone other than Tenant, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. To the extent Landlord's consent is required, consent by Landlord to any assignment or transfer of interest under this lease, or subletting of said Premises or any part thereof shall not constitute consent to any other assignment, transfer of interest, or subletting, nor shall such consent relieve tenant of any obligations hereunder.

         (a) Upon obtaining a proposed assignee or subtenant, upon terms satisfactory to Tenant, Tenant shall, if Landlord's consent is required with respect to such transaction, submit to Landlord in writing at least thirty (30) days prior to the effective date of the proposed sublease or assignment; (1) the name of the proposed assignee or subtenant; (2) the terms and conditions of the proposed assignment or subletting; and (3) the nature and character of the business of the proposed assignee or subtenant and any other information reasonably requested by Landlord.

         (b) If the Demised Premise or any part thereof be sublet or occupied by any person or persons other than Tenant, Landlord may, after default by Tenant, collect rent from the subsequent or occupant and apply the net amount collected to the rent herein reserved; but no assignment, subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this article, nor shall it be deemed acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the full performance by Tenant of all the terms, condition and covenants of this lease.

         (c) Each permitted assignee or transferee shall assume and be deemed to have assumed this lease and shall be remain liable jointly and severally with Tenant for the payment of rent and additional rent and for the due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this lease. No assignment shall be binding on Landlord unless such assignee or Tenant shall deliver to Landlord a duplicate original of the instrument of assignment, in form reasonably satisfactory to Landlord, containing a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Landlord the aforesaid written consent prior thereto.

         (d) No attempted assignment or subletting, where approved by Landlord or not, shall relieve Tenant or any of his obligations under this lease nor any other act of non-act of Landlord.

         (e) Any provision of this Lease to the contrary notwithstanding, Tenant may assign this Lease or sublease the Premises, in whole or in part, without the express written consent of Landlord to: (i) any corporation into which or with which Tenant has merged or consolidated; (ii) any parent, subsidiary, successor, or affiliated corporation of Tenant; (iii) any person or entity that acquires all or substantially all of the assets or operations of Tenant within the metropolitan area in which the Premises are located; (iv) any partnership greater than twenty-five percent (25%) of which shall be owned by Tenant or the parent corporation of Tenant; (v) any franchisee of Tenant; or (vi) to any individual, entity or other party so long as the primary use of the Premises continues to be a restaurant and tavern for the retail sale of liquor and food and uses appurtenant thereto as permitted hereunder. No assignment shall operate to release Tenant of its liabilities and obligations arising hereunder after the date of such assignment. The assignee shall agree in writing to assume and perform all of the terms and conditions of this Lease on Tenant's part to be performed from and after the effective date of such assignment.

         (f) In the event that, at any time after the second (2nd) anniversary of the date of this Agreement, this lease shall be assigned or all or substantially all of the entire Premises shall be sublet to any party other than one described in Section 19(e)(i) through and including (iv) above, then Tenant or such assignee or subtenant (as the case may be) shall be required to post with Landlord a security deposit in the amount of triple

(i.e., three times) the then (i.e., as of the effective date of the assignment or subletting) monthly Base Rent payable under this lease. The foregoing security deposit shall be deposited by Landlord in a separate bank account and returned to Tenant at the expiration of the term, unless Tenant shall have committed an "event of default" hereunder which remains uncured, in which event Landlord shall be permitted to apply the security deposit as and to the extent permitted by applicable law.

         20.  BANKRUPTCY
              ----------

         If, at any time during the term hereby demised, a petition shall be filed in bankruptcy by or against the Tenant, if the Tenant shall make an assignment for the benefit of creditors or a receiver shall be appointed over the assets of the Tenant, whether by voluntary or involuntary act, of if an attachment, lien or execution shall be levied upon the assets of the Tenant located in the Demised Premises and such attachment shall not be released within thirty (30) days after levy, then upon the happening of any of the aforesaid events with respect to Tenant or any successor tenant under this lease or subtenant of the Premises, and upon the option of the Landlord, this lease shall expire and terminate with the same force and effect as if the time of the happening of any such event were the date herein fixed for the expiration of the term of this lease. It is further stipulated and agreed that in the event of the termination of the term of this lease by the happening of any of such events, Landlord shall forthwith, upon such termination, and any other provisions of this lease to the contrary notwithstanding, become entitled to recover as and for liquidated damages caused by such breach of the provisions of this lease, an amount equal to the difference between the then cash value of the rent reserved hereunder for the unexpired portion of the term hereby demised, and the rental value of the Demised Premises for such unexpired portion of the term hereby demised, unless the statute which governs or shall govern the proceeding in which such damages are to be proved, limits or shall limit the amount of such claim capable of being so proved, in which case Landlord shall be entitled to prove as and for liquidated damages an amount equal to that allowed by or under any such statute. The provisions of this paragraph shall be without prejudice to Landlord's right to prove in full, damages for rent accrued prior to the termination of this lease, but not paid. The provisions of this lease shall be without prejudice to any rights given to Landlord by a pertinent statute to prove for any amount allowed thereby.

         In making any such computation, the then cash rental value of the Demised Premises shall be deemed prima facie to be the rental realized upon any reletting. If such reletting cannot be accomplished by Landlord within a reasonable time after such termination of this Lease, then cash rental value of the future rents hereunder reserved to the Landlord for the unexpired portion of the term hereby Demised shall be deemed to be such sum which, if invested as six (6%) percent simple interest, will produce the rental value over the period of time in question.

         21.  TENANT'S DEFAULT
              ----------------

         The happening of any one or more of the following listed events (hereinafter referred to as "event of default") shall constitute a breach of this Lease agreement on the part of Tenant:

         (a) The failure of Tenant to pay Base Rent or any additional rent on the due date hereunder and the continued failure to pay the same for ten (10) days after written notice to Tenant.

         (b) The failure of the Tenant to fully and promptly perform any act required of it in the performance of this Lease or to otherwise comply with the terms or provisions thereof within thirty (30) days after notice thereof to Tenant by Landlord; provided said thirty (30) day period shall be extended if within said thirty (30) day period Tenant has commenced to cure said default and is diligently pursuing same. No part of this clause shall be applicable to nonpayment of Base Rent, but it shall be applicable to payments of additional rent and other payments of money required hereunder.

         (c) Any default by Tenant or Rattlesnake Holding Corp. under that certain Consulting Agreement among Frank Tumminello, Charles Tumminello, Thomas Dunn, Tenant and Rattlesnake Holding Corp. which continues for 20 days after written notice to the defaulting party.

         (d) Upon the happening of any event of default, Landlord, if it shall elect, may (1) collect each installment of rental hereunder as and when the same matures, or (2) Landlord, or any other person by its order, may re-enter the said Premises, without process of law, and without being liable to any prosecution therefor, and may either elect to terminate this Lease, or if the Landlord desires, not terminate the Lease, but terminate the right to possession and occupancy and relet the said Premises too any person, firm or corporation, as the agent of the Tenant or otherwise, for whatever rent it shall obtain, applying the avails for such letting first to the payment of such expenses as the Landlord may incur in the re-entering and reletting of same, and then to the payment of the rent due hereunder and the fulfillment of the Tenant's covenants, and paying over to the Tenant the balance, if any; and in case of its deficiency, the Tenant shall remain liable therefor. Tenant hereby waives the service of a notice to quit pursuant to Connecticut General Statutes. Tenant agrees to pay a reasonable attorney's fee and all costs if it becomes necessary for Landlord to employ an attorney to collect any of the rent or enforce any of the provisions of this Lease, and of any other cost of collection or enforcement of any provision of this Lease, or any cost of retaking or reletting said Premises, including but not limited to, the payment of a commission for brokerage, and Tenant expressly waives all exemptions secured to the Tenant under the laws of the State of Connecticut or of any State of the United States as against the collection of any debt herein or hereby incurred or secured. If Tenant is late paying any installment of rent or additional rent, the provisions of Section 2(d) above shall apply.

         22.      CHANGES AND WAIVER
                  ------------------

         This Lease or any covenant, agreement or conditions contained herein cannot be terminated, altered, waived or modified in any way on behalf of the Landlord except by an instrument in writing. Receipt of rent shall not be deemed or construed to be a waiver of any other rent or charges due or of the rights of the Landlord under a breach of any covenant or conditions herein contained, nor shall any waiver be claimed as to any provision of this Lease unless the same be in writing. Acceptance of the keys shall not be tantamount to or evidence of a surrender. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constructed a violation, from having all the force and effect of an original violation.

         23.      OBLIGATION TO PAY RENT
                  ----------------------

         This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on the part of the Tenant to be performed shall in no way be affected, impaired or excused and Landlord shall have no responsibility or liability because Landlord does not fulfill any of its obligations under this Lease or to supply, or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making repairs, additions alterations or decoration or does not supply or is delaying in supplying any equipment or fixtures if Landlord does so because of strike or labor troubles or any outside cause whatsoever including, but limited to, accidents, repairs, government preemption or by reason of any law, rule, recommendation, request, order or regulation of any department or subdivision thereof of any government authority, agency or subdivision, or by reason of the conditions of supply and demand which have been or are affected by any emergency, shortage or crisis, or in the event of any business interruption due to measures taken by the federal, state, county or municipal authorities, including but not being limited to, highway or street repair, changes or restrictions in the flow of traffic or in parking provisions, and condemnation or razing of adjacent buildings or because of the breakdown of any equipment or any other cause beyond the Landlord's control. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to this appliance nor for any space taken to comply with any, law ordinance, or order of a government authority.

         24.      CONTINGENCY
                  -----------

         This Lease is contingent upon the occurrence of the closing under that the ASPA.

         25.      NOTICE
                  ------

         Any and all notices, demands, approvals, consents or other communications, legal or otherwise required by or incidental to any provision of this lease shall be in writing and, shall be delivered to the respective parties by registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, at the following addresses or at such further address as shall be notified in writing:

          (a)      To the Landlord:

                   Land & Building Corp.
                   c/o Mr. Thomas Dunn
                   10 Partridge Lane
                   Milford, Connecticut 06460

          (b)      To the Tenant:

                   Rattlesnake of Milford, Inc.
                   c/o Rattlesnake Holding Corp.
                   3 Stamford Landing
                   Stamford, Connecticut 06902

          With a Copy Sent Contemporaneously to:
          --------------------------------------

                   Wayne Heicklen, Esquire
                   Pryor, Cashman, Sherman & Flynn
                   410 Park Avenue
                   New York, New York 10022

26.      APPROVAL BY LANDLORD
         --------------------

         If, at any time, the terms of this Lease require the approval by a party for any act by the other, such approval shall be in writing.

         27.      STATUS OF PARTIES
                  -----------------

         The execution of this Lease, or the performance of any act pursuant to the provisions thereof, shall not be deemed or construed to have the effect of creating between the Landlord and Tenant the relationship of principal or agent or of partnership or of joint venture and the relationship between them shall be that only of Landlord and Tenant.

         28.      SUBORDINATION
                  -------------

         It is further agreed that this Lease shall not be a superior lien against said entire Premises in respect to any mortgages that are now and that hereinafter may be placed against said Premises and the recording of such mortgage or mortgages shall have preference and precedence regardless of the date of record. Tenant further agrees to execute, at no cost or expense to Tenant, any document reasonably requested by Landlord to evidence or further effectuate this provision of this Lease, and failing such execution, Tenant shall be liable to Landlord for all damages, including reasonable attorney's fees, incurred by Landlord as a result of such refusal. The term "mortgage" shall include each and every form and type of security instrument. It is further understood by Landlord and Tenant that reference to the execution of an additional instrument or evidence of subordination is not necessary for this subordination to be effective.

         29.      PREJUDGMENT REMEDY
                  ------------------

         The Tenant, for itself and for all persons claiming through or under it, hereby acknowledges that this Lease constitutes a commercial transaction as such term is used and defined in the Connecticut General Statutes, or its successor provisions if amended, and hereby expressly waives any and all rights which are or may be conferred upon the Tenant by said Act to any notice or hearing prior to a prejudgment remedy under the Connecticut General Statutes, or their successor provisions if amended, inclusive of said statutes. Said waiver is intended as a waiver in accordance with the Connecticut General Statutes. Tenant further waives any and all rights which are or may be conferred by any present or future law to redeem the said Premises, or to any new trial in any action or ejectment under any provision of law, after re-entry thereupon, or upon any part thereof, by the Landlord, or after any warrant or dispossess or judgment in ejectment. If the Landlord shall acquire possession of the said Premises by summary proceedings, or in any other lawful manner without judicial proceedings, it shall be deemed a re-entry within the meaning of that word as used in this Lease. In the event that the Landlord commences any summary proceedings or action of nonpayment of rent or other charges provided for in this Lease, the Tenant shall not interpose any counterclaim of any nature or description in any proceeding or action, except for those which are mandatory. The Tenant and the Landlord both waive a trial by jury of any or all issues arising in any action or proceeding between the parties hereto or their successors, under or connected with this Lease, or any of its provisions.

         30.      INTERPRETATION
                  --------------

         Words of any gender used in this Lease shall be construed to include any other gender, words in the singular number shall be construed to include the plural, when the context or sense of this lease requires.

         31.      BINDING EFFECT
                  --------------

         This lease, together with any and all addenda or amendments hereto, shall inure to the benefit of the respective parties hereto, their successors, heirs, personal representatives or assigns (provided that any assignment by the Tenant shall be effective only if made in strict accordance with the terms of this lease).

         32.      CHANGES TO MADE IN WRITING
                  --------------------------

         No changes or other modification of this Lease shall be binding upon a party to this Lease unless in writing and signed by a duly authorized officer or agent of the party to be charged therewith.

         33.      INVALIDITY OF PARTICULAR PROVISIONS
                  -----------------------------------

         If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to person or circumstances other than those as to which it held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         34.      BENEFIT AND GOVERNING LAW
                  -------------------------

         This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns, and all the provisions hereof shall be governed by and construed in accordance with the laws of the State of Connecticut.

         35.      RECORDATION
                  -----------

         Tenant agrees not to record or cause to be recorded this Lease, however, upon Tenant's request, Landlord shall execute a Notice of Lease and record same on the Land Records of the City of Milford.

         36.      LANDLORD'S DEFAULT
                  ------------------

         Should Landlord fail to perform any of its obligations under this Lease, in addition to all other remedies available to Tenant under this Lease or at law or in equity, in the event Landlord does not fully perform such obligation within thirty (30) days after Tenant first gives Landlord written notice such failure or, if the performance of such obligation cannot be reasonably completed within such 30-day period, in the event Landlord fails to commence within such 30-day period and thereafter diligently pursue to completion the performance of such obligation, then Tenant may (but shall not be obligated to) perform the obligation of Landlord and the reasonable cost thereof shall be payable from Landlord to Tenant upon demand. If Landlord fails to reimburse Tenant on demand for the reasonable cost of performing Landlord's obligation, or if Landlord fails to timely pay to Tenant any other amount due to Tenant under this Lease within thirty (30) days after Tenant gives Landlord written notice of such past due amount, then Tenant may in either of such events deduct any such amounts owing from Landlord, plus interest thereon at 2% above the Prime Rate of Citibank, N.A. from time to time in effect, Minimum Rent or other charges due or to become due Landlord under this Lease. If Tenant has not received or received credit for all such amounts and interest thereon at the expiration of the term of this Lease, Tenant may, at its option, extend the term of this Lease on the same terms and conditions then in effect until all such amounts and interest thereon are fully paid by application of all Base Rent and other charges accruing during such extended term.

         37.      HAZARDOUS MATERIALS
                  -------------------

         For purposes of this Lease, "Hazardous Materials" shall mean any chemical, substance, material or combination thereof which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, infectiousness or other harmful or potentially harmful properties or effects, including petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls ("PCBs") and all of those chemicals, substances, materials or combinations thereof that are listed, defined or regulated in any manner by any environmental law. Landlord hereby represents and warrants to Tenant that: (a) to Landlord's knowledge, the Premises has not been used for the disposal of refuse or waste, or for the generation, processing, manufacture, storage, handling, treatment, release, discharge or disposal of any Hazardous Materials; (b) the Premises is in compliance with all environmental laws; and (c) no (i) asbestos-containing materials, (ii) machinery, equipment or fixtures containing PCBs, (iii) storage tanks for gasoline or any other substance or (iv) urea formaldehyde foam insulation has been installed, used, stored, handled or placed on the Premises by Landlord or, to Landlord's knowledge after due inquiry, by any other party.

         38.      FORCE MAJEURE
                  -------------

         Landlord and Tenant shall be excused for the period of any delay in performance of any obligations hereunder when prevented from doing so by the wrongful or negligent acts or omissions of the other party or by causes beyond either party's control, which shall include all labor disputes, civil disturbance, war, war-like operations, invasions, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fires or other casualty, inability to obtain any material or service or acts of God. Notwithstanding the foregoing, nothing contained in this paragraph shall excuse either party from paying in a timely fashion any payments due under the terms of this Lease.

         39.      ESTOPPELS
                  ---------

         Within fifteen (15) days after written request from a party hereto, the other party shall execute, acknowledge and deliver to the requesting party an estoppel certificate certifying: (i) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification); (ii) the date to which rental and other sums payable hereunder have been paid; (iii) that no notice has been received by such other party of any default which has not been cured, except as to defaults specified in the estoppel certificate; and (iv) such other matters as may reasonably be requested by the other party, its lender, assignee or purchaser (or proposed lender, assignee or purchaser). Any such estoppel certificate may be relied upon by any such purchaser, lender or assignee for estoppel purposes only, and no party executing such estoppel certificate shall be liable for damages or other losses as a result of inaccuracy in the information contained in such estoppel certificate.

         40.      NON-DISTURBANCE
                  ---------------

         Notwithstanding anything to the contrary herein contained, the subordination of this lease to any mortgage or underlying lease or other security agreement now or hereafter affecting the

Premises is subject to the condition that Landlord obtain for Tenant's benefit a non-disturbance agreement for Tenant's benefit from each holder of a mortgage, grounded lessor or interest holder substantially in the form annexed hereto as Exhibit A.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first written above.

IN THE PRESENCE OF:                 LANDLORD

                                    LAND & BUILDING GROUP

                                    BY:
------------------------               ----------------------------
                                       ITS PARTNER
------------------------

                                    TENANT

                                    RATTLESNAKE OF MILFORD, INC.

------------------------            BY:
                                       ----------------------------
                                       ITS PRESIDENT
------------------------

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first written above.

IN THE PRESENCE OF:                 LANDLORD

                                    LAND & BUILDING GROUP

                                    BY:
------------------------               ----------------------------

                                    ITS PARTNER

                                    BY: /s/ Charles Tumminello
------------------------               ----------------------------
                                       Charles Tumminello

                                    TENANT

                                    RATTLESNAKE OF MILFORD, INC.

                                    BY: /s/ ?
------------------------               ----------------------------
                                       ITS PRESIDENT

------------------------

STATE OF          )
                  ) ss:  City of Milford, March   , 1996
COUNTY OF         )

         Personally appeared                   , who acknowledged himself to be
the President of Rattlesnake of Milford, Inc., and that he, as such President, being authorized so to do, executed the foregoing for the purposes therein contained.


                                                  __________________________

                                                  Notary Public
                                                  My Commission Expires:
                                                  Notarial Seal:


STATE OF CONNECTICUT )
                     )        ss:  City of Milford, March  , 1996
COUNTY OF NEW HAVEN  )

         Personally appeared                , who acknowledged himself to be
the General Partner of Land & Building Group, and that he, as such General Partner, being authorized so to do, executed the foregoing for the purposes therein contained.




                                                  __________________________

                                                  Notary Public
                                                  My Commission Expires:
                                                  Notarial Seal:

                                   EXHIBIT A
                                   ---------

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS AGREEMENT is entered into as of the __ day of ________________, 19__, between _______________________________, a ________________________ , with a place of business at __________________________________________, ________
("Mortgagee"), and _________________________________, a
__________________________________, with a place of business at
______________________, ________________________, _________________________
("Tenant").

                                    RECITALS

         A.       Mortgagee has made a loan to _______________________________
("Landlord") in the original principal amount of $__________________ (the
"Loan").

         B. Mortgagee is the holder of a mortgage or deed of trust securing the Loan (the "Mortgage") covering that certain parcel of land owned by Landlord and described on Exhibit A attached hereto and made a part hereof, together with the improvements erected thereon, commonly known as"________________ "(the "Premises").

         C. By a certain Lease entered into between Landlord and Tenant, dated as of __________________________, 19__ (the "Lease"), landlord leased to Tenant the Premises.

         D. A copy of the Lease has been delivered to Mortgagee, the receipt of which is hereby acknowledged.

         E. The parties hereto desire to effect the subordination of the Lease to the Mortgage and to provide for the non-disturbance of Tenant by the holder of the Mortgage or any purchaser under a foreclosure or deed in lieu thereof.

                                   AGREEMENT

         In consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. Mortgagee hereby consents to and approves the Lease and all of the terms and conditions thereof.

         2. Tenant covenants and agrees with Mortgagee that the Lease is hereby made and shall continue hereafter to be subject and subordinate to the lien of the Mortgage, and to all modifications and extensions thereof, with the same force and effect as if the Mortgage had been executed and delivered prior to the execution and delivery of the Lease and without regard to the order of priority of recording the Mortgage, subject, however, to the provisions of this Agreement.

         3. Tenant certifies that the Lease is presently in full force and effect and unmodified and Tenant as of this date has no knowledge of any default, charge, lien or claim of offset under the Lease.

         4. Mortgagee agrees that, so long as Tenant is not in default under the
Lease:

         (a) Tenant shall not be named or joined as a party or otherwise in any suit, action or proceeding for foreclosure by the Mortgagee or to enforce any rights under the Mortgage or the Loan.

         (b) The possession by Tenant of the Premises and Tenant's rights under the Lease shall not be disturbed, affected or impaired by (i) any suit, action or proceeding under the Mortgage or the Loan or for foreclosure under the Mortgage, or any other enforcement of any rights under the Mortgage or any other documents pertaining to the Loan, (ii) any judicial or non-judicial foreclosure, sale or execution of the Premises or the Shopping Center, or any deed given in lieu of foreclosure, or (iii) any default under the Mortgage or the Loan.

         (c) All condemnation awards and insurance proceeds paid or payable with respect to the Premises or any other part of the Shopping Center and received by Mortgagee shall be applied and paid in the manner set forth in the Lease.

         (d) Neither the Mortgage nor any other security instrument executed in connection with the Loan shall cover or be construed as subjecting in any manner to the lien thereof any trade fixtures, signs or other personal property at any time furnished or installed by or for Tenant in or on the Premises.

         5. If Mortgagee or any future holder of the Mortgage or any other transferee under the Mortgage shall become the owner of the Shopping Center or any part thereof by reason of foreclosure of the Mortgage, or if the Shopping Center or any part thereof shall be sold as a result of any action or proceeding to foreclose the Mortgage, or by transfer of ownership by deed given in lieu of foreclosure, the Lease shall continue in full force and effect, without necessity for executing any new lease, as a direct lease between Tenant and the then owner of the Premises as "Landlord" under the Lease, upon all of the same terms, covenants and provisions contained in the Lease, and in such event:

         (a) Tenant shall be bound to such new owner under all of the terms, covenants and provisions of the Lease for the remainder of the term thereof (including also any extension periods, if Tenant elects or has elected to exercise its option to extend the term) and Tenant hereby agrees to attorn to such new owner and to recognize such new owner as "Landlord" under the Lease; and

         (b) Such new owner shall be bound to Tenant under and hereby assumes all of the terms, covenants and provisions of the Lease for the remainder of the term thereof

(including also any extension periods, if Tenant elects or has elected to exercise its option to extend the term), and Tenant shall, from and after the date such new owner succeeds to the interest of "Landlord" under the Lease, have the same remedies against such new owner for the breach of any covenant contained in the Lease; provided, however, that such new owner shall not (i) be bound by any rent or additional rent which Tenant might have paid for more than one month in advance to any prior landlord (including Landlord), or (ii) be personally liable for any breach of the Lease by or other act or omission of any prior landlord (including Landlord) or (iii) be bound by any amendment or modification of the Lease made without Mortgagee's consent which would reduce fixed annual rent or any other monetary obligation of Tenant under the Lease.

         6. Any notices or communications given under this Agreement shall be in writing and shall be deemed given on the earlier of actual receipt or three (3) days after deposit in the U.S. Mail, by registered or certified mail, return receipt requested, postage prepaid, at the respective addresses set forth above, or at such other address as the party entitled to notice may designate by written notice as provided herein.

         7. This Agreement shall bind and inure to the benefit the parties hereto and their respective successors and assigns.

         8. This Agreement contains the entire agreement between the parties and cannot be changed, modified, waived or cancelled except by an agreement in writing executed by the parties against whom enforcement of such modification, change, waiver or cancellation is sought.

         9. This Agreement and the covenants contained herein shall run with and shall bind the Premises.

         EXECUTED as of the date first written above.

                                                  MORTGAGEE:

                                                  ----------------------------


                                                  By:
                                                     -------------------------
                                                  Name:
                                                       -----------------------
                                                  Title:
                                                        ----------------------


                                                  TENANT:

                                                  ----------------------------

                                                  By:
                                                     -------------------------
                                                  Name:
                                                       -----------------------
                                                  Title:
                                                        ----------------------

STATE OF                   Section
        -----------------
COUNTY OF                  Section
        ------------------

         The foregoing instrument was acknowledged before me this ___ day of _______, 19___, by _____________________________,______________________________
_____ of________________________________________________________,a ___________
____________________________, on behalf of such______________________________.

                                    ___________________________________________
                                    Notary Public in and for the State of______

                                    My Commission Expires:_____________________

STATE OF                   Section
        -----------------
COUNTY OF                  Section
        ------------------

         The foregoing instrument was acknowledged before me this ___ day of _______, 19___, by _____________________________,______________________________
_____ of________________________________________________________,a ___________
____________________________, on behalf of such______________________________.

                                    ___________________________________________
                                    Notary Public in and for the State of______

                                    My Commission Expires:_____________________